Exhibit 99.1

Repligen Corporation 41 Seyon Street Building #1, Suite 100 Waltham, Massachusetts 02453 Telephone: (781) 250-0111

Repligen Announces Proposed Public Offering of $100 Million of Convertible Senior Notes due 2021

WALTHAM, MA – May 18, 2016 – Repligen Corporation (NASDAQ: RGEN) (the “Company”) has commenced an offering of $100 million aggregate principal amount of Convertible Senior Notes due 2021 (the “Notes”) in an underwritten offering which includes the grant to the underwriter of a 30-day option to purchase up to an additional $15 million aggregate principal amount of Notes. Jefferies is the sole book-running manager for the offering.

The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

The Notes will be issued and sold pursuant to an automatically effective shelf registration statement (including a base prospectus) that was previously filed with the Securities and Exchange Commission (“SEC”). A preliminary prospectus supplement relating to this offering will be filed with the SEC. When available, copies of the preliminary prospectus supplement and the accompanying prospectus relating to these securities may be obtained from Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, 2nd Floor, New York, NY 10022, or by calling 877-547-6340 or by e-mailing Prospectus_Department@Jefferies.com. You may also obtain these documents free of charge by visiting the SEC’s website at www.sec.gov.

This press release does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Repligen Corporation

Repligen Corporation is a bioprocessing company focused on the development and commercialization of high-value bioprocessing products used to manufacture biological drugs. Repligen’s corporate headquarters are in Waltham, MA (USA) and its manufacturing facilities are located in Waltham, MA, Lund, Sweden and Weingarten, Germany.

Cautionary Language Concerning Forward-Looking Statements

This press release contains forward-looking statements regarding our future business expectations, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this press release which are not strictly historical statements, constitute forward-looking statements, including, without limitation, statements regarding terms of the Notes, completion of the proposed offering and the anticipated use of proceeds of the proposed offering, constitute forward-looking statements identified by words like “believe,” “expect,” “may,” “will,” “should,” “seek,” “anticipate,” or “could” and similar expressions. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including, without limitation, risks associated with: our ability to successfully grow our bioprocessing business, including as a result of acquisition, commercialization or partnership opportunities; our ability to successfully integrate the Atoll business, our ability to develop and commercialize products and the market acceptance of our products; reduced demand for our products that adversely impacts our future revenues, cash flows, results of operations and financial condition; our ability to compete with larger, better financed bioprocessing, pharmaceutical and biotechnology companies; our compliance with all Food and Drug Administration and EMEA regulations; our volatile stock price; and other risks detailed in Repligen’s most recent Annual Report on Form 10-K on file with the Securities and Exchange Commission and the other reports that Repligen periodically files with the Securities and Exchange Commission. Actual results may differ materially from those Repligen contemplated by these forward-looking statements. These forward looking statements reflect management’s current views and Repligen does not undertake to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date hereof except as required by law.

Source:

Repligen Corporation

Sondra Newman

Senior Director Investor Relations

(781) 419-1881

snewman@repligen.com

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